Exhibit 10.2

                       CONSENT, WAIVER AND AMENDMENT NO. 2
                                       TO
                           LOAN AND SECURITY AGREEMENT

     CONSENT, WAIVER AND AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT dated as of June 14, 2006, (this "Amendment"), by and among C&D Technologies, Inc., a Delaware corporation ("Parent"), C&D Technologies (Datel), Inc., a Delaware corporation ("Datel"), C&D Technologies (CPS) LLC, a Delaware limited liability company ("CPS", and together with Parent and Datel, each individually a "Borrower" and collectively, "Borrowers" as hereinafter further defined), C&D Charter Holdings, Inc., a Delaware corporation ("Charter"), C&D Dynamo Corp., a Delaware corporation ("Dynamo"), Dynamo Acquisition Corp., a Delaware corporation ("Acquisition"), C&D International Investment Holdings Inc., a Delaware corporation ("International") and Datel Holding Corporation, a Delaware corporation ("Datel Holding", and together with Charter, Dynamo, Acquisition and International, each individually a "Guarantor" and collectively, "Guarantors" as hereinafter further defined), the parties hereto from time to time as lenders, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders" as hereinafter further defined) and Ableco Finance LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, "Agent"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H :

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 7, 2005, by and among Agent, Lenders, Borrowers and Guarantors (as amended by Amendment No. 1 to Loan and Security Agreement, dated March 30, 2006, by and among Agent, Lenders, Borrowers and Guarantors ("Amendment No. 1") and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

     WHEREAS, Borrowers have advised Agent that Danescroft Commercial Developments Limited 2 ("Purchaser") is negotiating to enter into an Agreement, by and between C&D Technologies (NCL) Ltd., as seller ("Seller") and Purchaser (the "Purchase Agreement" and, together with all agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, collectively the "Purchase Documents") pursuant to which Seller will sell to Purchaser all of the right, title and interest of Seller in the real property located at Milton Keynes, England (the "Milton Keynes Property"); and

     WHEREAS, Borrowers have requested that Agent and Lenders (i) consent to the sale of the Milton Keynes Property, (ii) waive the Events of Default arising from the failure of the Borrowers to deliver to the Working Capital Agent a Mortgage on the Real Property of Datel located in Mansfield, Massachusetts (the "Mansfield Property") pursuant to the terms of Amendment No. 1, and (iii) make certain other amendments to the Loan Agreement, and Lenders are willing to provide such consent and make such amendments, subject to the terms conditions contained herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Additional Definition. As used herein, the following term shall have the meaning given to it below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definition:

                    "'Milton Keynes Property Proceeds' shall mean the term "Milton Keynes Property Proceeds" as defined, together with terms used therein, in the Working Capital Loan Agreement as in effect on the date hereof."

     2. Amendment of Defined Term.

     Section 1.10 of the Loan Agreement is deleted in its entirety and the following substituted therefor:

                     "'Availability Block' shall mean $10,000,000 as increased by the Milton Keynes Property Proceeds; provided, that, the Availability Block shall be zero plus the amount of the Milton Keynes Property Proceeds if as of December 31, 2006 (a) the Leverage Ratio shall be equal to or less than 3:00:1:00 and
                     (b) no Default or Event of Default shall exist or have occurred and be continuing. Notwithstanding the foregoing, in no event shall the Availability Block be less than $10,000,000 plus the amount of the Milton Keynes Property Proceeds prior to December 31, 2006."

     3. Consent. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to the sale by Seller of the Milton Keynes Property to Purchaser in accordance with the terms and conditions of the Purchase Agreement; provided, that, each of the following conditions shall be satisfied as determined by Agent:

          (a) all of the Milton Keynes Property Proceeds (which shall in any event be not less than the US Dollar Equivalent of $275,000) shall be remitted to Working Capital Agent for application to the outstanding principal amount of the Working Capital Debt, it being agreed that the Availability Block shall be increased by the full amount thereof; and


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

          (b) Agent shall have received (i) an executed copy of the Deed by Seller transferring the Milton Keynes Property to Purchaser duly executed by the parties thereto, and (ii) an executed copy of the Purchase Agreement and all other material Purchase Documents, duly executed by the parties thereto.

     4. Waiver of Events of Default.

          (a) Subject to the satisfaction of each of the conditions precedent set forth in Section 4 hereof, Lender hereby waives the Event of Defaults described on Schedule 1 hereto (collectively, the "Existing Defaults").

          (b) Agent and Lenders have not waived, are not by this Amendment waiving, and have no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Events of Default referred to in Section 4(a) above or otherwise), other than the Existing Defaults (subject to the terms and conditions set forth in Section 4(a) above). The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agent and Lenders arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise, other than with respect to the Existing Defaults (subject to the terms and conditions set forth in Section 4(a) above).

     5. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders (or Agent on behalf of Lenders) to Borrowers:

          (a) neither the execution, delivery and performance of this Amendment, or any other Financing Agreements in connection herewith, nor the consummation of the transactions herein or therein contemplated, are in contravention of law or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar governing documents) of any Borrower or Guarantor;

          (b) as of the date of this Amendment, no Default or Event of Default exists or has occurred and is continuing;

          (c) Borrowers and Guarantors have delivered to Agent true, correct and complete copies of the Purchase Agreement and the other material Purchase Documents, together with all exhibits and schedules thereto, as executed by the parties thereto;

          (d) Borrowers and Guarantors shall cause the Milton Keynes Property Proceeds to be paid to the Working Capital Agent, for application to the outstanding principal amount of the Working Capital Debt, no later than thirty (30) days after the closing on the sale of the Milton Keynes Property as contemplated by the Purchase Documents;

          (e) in the event any Borrower, any Guarantors or any of their respective affiliates receives any amounts at any time payable to any Borrower, any Guarantor or any of their respective affiliates pursuant to the Purchase Documents, such amounts shall be collected by such Borrower, Guarantor or affiliate, as the case may be, as the property of Working Capital Agent and held by it or them in trust for Working Capital Agent and shall be remitted promptly to Working Capital Agent for application in accordance herewith;

          (f) this Amendment, the Purchase Documents and each other agreement or instrument to be executed and/or delivered by any Borrower or Guarantor in connection herewith or therewith have been duly authorized, executed and delivered by all necessary action on the part of such Borrower or Guarantor which is a party hereto and thereto and, if necessary, its stockholders or equity holders, as the case may be, and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of such Borrower or Guarantor enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors' rights generally and by general equitable principals;

          (g) no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment, or the transactions contemplated hereby; and

          (h) At such time as the note given to Sun Life Assurance Company of Canada which is secured by the Mansfield Property (the "Sun Life Mortgage") matures or is otherwise satisfied, if (i) Datel grants a mortgage to another party on the Mansfield Property on terms and conditions acceptable to Agent and Working Capital Agent, then Datel shall simultaneously grant a second mortgage thereon to Working Capital Agent and/or Wachovia as collateral agent for Lenders and Working Capital Lenders or (ii) Datel does not then grant a mortgage to another party on the Mansfield Property, then Datel shall, within forty-five (45) days after the release of the Sun Life Mortgage, deliver to Working Capital Agent and/or Wachovia as collateral agent for Lenders and Working Capital Lenders a Mortgage and title searches on the Mansfield Property, together with a legal opinion with respect to such Mortgage in substantially the same form as previously delivered by counsel to Borrowers with respect to Real Property located in the Commonwealth of Pennsylvania.

     6. Conditions Precedent. The effectiveness of the consent and amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

          (a) Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders;

          (b) Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Agent;

          (c) Agent shall have received a true, complete and correct copy of an amendment to the Working Capital Loan Agreement with respect to the subject matter hereof, as duly authorized, executed and delivered by the parties thereto; and

          (d) after giving effect to this Amendment no Default or Event of Default shall exist or have occurred and be continuing.

     7. Effect of this Amendment. This Amendment and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly provided herein, no other changes or modifications or waivers or consents to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements is inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

     8. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be requested by Agent or Lenders to effectuate the provisions and purposes of this Amendment.

     9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or other method of electronic transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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                                     - 5 -

                                   Schedule 1
                                       to
       Consent, Waiver and Amendment No. 2 to Loan and Security Agreement

     1. Event of Default under Section 10.1(a)(iii) of the Loan Agreement as a result of the failure by borrowers to observe their covenant set forth in Amendment No. 1 to deliver not later than forty-five (45) days after on the date thereof, a Mortgage with respect to certain Real Property of Datel located in Mansfield, Massachusetts.

     2. Event of Default under Section 10.1(i) of the Loan Agreement as a result of the default under the Working Capital Loan Agreement resulting from the failure to deliver the Mortgage referred to in paragraph 1., above.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT AND LENDER                                BORROWERS

ABLECO FINANCE LLC,                             C&D TECHNOLOGIES, INC.
on behalf of itself and its Affiliate assigns

                                                By: /s/ Robert T. Marley
By: /s/ Daniel E. Wolf                             -----------------------------
   ------------------------------------
                                                Title: V.P. TREASURER
Title: Senior Vice President                          --------------------------
      ---------------------------------
                                                C&D TECHNOLOGIES (DATEL), INC.

LENDERS                                         By: /s/ Robert T. Marley
                                                   -----------------------------
LBC CREDIT PARTNERS, L.P.
                                                Title: V.P. TREASURER
By: /s/ C.J. Calabrese                                --------------------------
   ------------------------------------

Title: Executive Vice President                 C&D TECHNOLOGIES (CPS) LLC
      ---------------------------------
                                                By: /s/ Robert T. Marley
                                                   -----------------------------
LBC CREDIT PARTNERS PARALLEL, L.P.
                                                Title: V.P. TREASURER
By: /s/ C.J. Calabrese                                --------------------------
   ------------------------------------

Title: Executive Vice President
      ---------------------------------


FORTRESS CREDIT OPPORTUNITIES I LP

By: Fortress Credit Opportunities I GP LLC,
    its general partner

By: /s/ Constantine Dakolias
   ------------------------------------

Title: Chief Credit Officer
      ---------------------------------

                                     GUARANTORS


                                     C&D CHARTER HOLDINGS, INC.

                                     By: /s/ Robert T. Marley
                                        ----------------------------------------

                                     Title: V.P. TREASURER
                                           -------------------------------------


                                     C&D DYNAMO CORP.

                                     By: /s/ Robert T. Marley
                                        ----------------------------------------

                                     Title: V.P. TREASURER
                                           -------------------------------------


                                     DYNAMO ACQUISITION CORP.

                                     By: /s/ Robert T. Marley
                                        ----------------------------------------

                                     Title: V.P. TREASURER
                                           -------------------------------------


                                     C&D INTERNATIONAL INVESTMENT HOLDINGS INC.

                                     By: /s/ Robert T. Marley
                                        ----------------------------------------

                                     Title: V.P. TREASURER
                                           -------------------------------------


                                     DATEL HOLDING CORPORATION

                                     By: /s/ Robert T. Marley
                                        ----------------------------------------

                                     Title: TREASURER
                                           -------------------------------------